Exhibit 13 (b)

APPENDIX A

Name of Portfolio	Class of Shares	Distribution Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)		Service Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)		Shareholder Processing Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)
Small Cap Value Equity Portfolio	Institutional Service Investor A Investor B Investor C BlackRock	0 0 .10 .75 .75 0	% % % % % %	0 .15 .25 .25 .25 .25	% % % % % %	0 .15 .15 .15 .15 0	% % % % % %

Small Cap Growth Equity Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

Large Cap Growth Equity Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

Large Cap Value Equity Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

Select Equity Portfolio	Institutional BlackRock Service Investor A Investor B Investor C	0 0 0 .10 .75 .75	% % % % % %	0 0 .15 .25 .25 .25	% % % % % %	0 0 .15 .15 .15 .15	% % % % % %

Index Equity Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

International Equity Portfolio	Institutional BlackRock Service Investor A Investor B Investor C	0 0 0 .10 .75 .75	% % % % % %	0 0 .15 .25 .25 .25	% % % % % %	0 0 .15 .15 .15 .15	% % % % % %

Balanced Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

Low Duration Bond Portfolio	Institutional BlackRock Service Investor A Investor B Investor C	0 0 0 .10 .75 .75	% % % % % %	0 0 .15 .25 .25 .25	% % % % % %	0 0 .15 .15 .15 .15	% % % % % %

Intermediate Bond Portfolio	Institutional BlackRock Service Investor A Investor B Investor C	0 0 0 .10 .75 .75	% % % % % %	0 0 .15 .25 .25 .25	% % % % % %	0 0 .15 .15 .15 .15	% % % % % %

Intermediate Government Bond Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

Government Income Portfolio	Institutional BlackRock Service Investor A Investor B Investor C	0 0 0 .10 .75 .75	% % % % % %	0 0 .15 .25 .25 .25	% % % % % %	0 0 .15 .15 .15 .15	% % % % % %

Core Bond Total Return Portfolio	Institutional BlackRock Service Investor A Investor B Investor C	0 0 0 .10 .75 .75	% % % % % %	0 0 .15 .25 .25 .25	% % % % % %	0 0 .15 .15 .15 .15	% % % % % %

Managed Income Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

International Bond Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

Tax-Free Income Portfolio	Institutional Service Investor A Investor B Investor C BlackRock	0 0 .10 .75 .75 0	% % % % % %	0 .15 .25 .25 .25 0	% % % % % %	0 .15 .15 .15 .15 0	% % % % % %

Pennsylvania Tax-Free Income Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

New Jersey Tax- Free Income Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

Ohio Tax-Free Income Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

Money Market Portfolio	Institutional Service Investor A Investor B Investor C Hilliard Lyons	0 0 .10 .75 .75 .10	% % % % % %	0 .15 .25 .25 .25 .25	% % % % % %	0 .15 .15 .15 .15 .15	% % % % % %

Municipal Money Market Portfolio	Institutional Service Investor A Investor B Investor C Hilliard Lyons	0 0 .10 .75 .75 .10	% % % % % %	0 .15 .25 .25 .25 .25	% % % % % %	0 .15 .15 .15 .15 .15	% % % % % %

U.S. Treasury Money Market Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

Ohio Municipal Money Market Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

Pennsylvania Municipal Money Market Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

North Carolina Municipal Money Market Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

New Jersey Municipal Money Market Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

Virginia Municipal Money Market Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

Multi-Sector Mortgage Securities Portfolio III	Institutional	0%		0%		0%

Mid-Cap Growth Equity Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

Mid-Cap Value Equity Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

International Opportunities Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

U.S. Opportunities Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

GNMA Portfolio	Institutional BlackRock Service Investor A Investor B Investor C	0 0 0 .10 .75 .75	% % % % % %	0 0 .15 .25 .25 .25	% % % % % %	0 0 .15 .15 .15 .15	% % % % % %

Delaware Tax-Free Income Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

Kentucky Tax-Free Income Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

High Yield Bond Portfolio	Institutional BlackRock Service Investor A Investor B Investor C	0 0 0 .10 .75 .75	% % % % % %	0 0 .15 .25 .25 .25	% % % % % %	0 0 .15 .15 .15 .15	% % % % % %

BlackRock Strategic Portfolio I	Institutional	0%		0%		0%

BlackRock Strategic Portfolio II	Institutional	0%		0%		0%

Multi-Sector Mortgage Securities Portfolio IV	Institutional	0%		0%		0%

Global Science and Technology Opportunities Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

European Equity Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

Asia Pacific Equity Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

Core Equity Portfolio	Institutional	0%		0%		0%

Global Communications Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

Core PLUS Total Return Portfolio	Institutional BlackRock Service Investor A Investor B Investor C	0 0 0 .10 .75 .75	% % % % % %	0 0 .15 .25 .25 .25	% % % % % %	0 0 .15 .15 .15 .15	% % % % % %

Small Cap Core Equity Portfolio	Institutional Service Investor A Investor B Investor C	0 0 .10 .75 .75	% % % % %	0 .15 .25 .25 .25	% % % % %	0 .15 .15 .15 .15	% % % % %

Enhanced Income Portfolio	Institutional BlackRock Service Investor A	0 0 0 .10	% % % %	0 0 .15 .25	% % % %	0 0 .15 .15	% % % %

Ultrashort Municipal Portfolio	Institutional BlackRock Service Investor A	0 0 0 .10	% % % %	0 0 .15 .25	% % % %	0 0 .15 .15	% % % %

“BlackRock Funds” and “Trustees of BlackRock Funds” refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of “BlackRock Funds” entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Fund personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Fund must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Fund.

Agreed to and accepted as of February , 2004.

BLACKROCK FUNDSSM

By:
Name:
Title:

A-8